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                               CONSTELLATION FUNDS

                      Supplement dated November 28, 2005 to
         the Prospectus dated April 15, 2005, as amended August 22, 2005

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The investment adviser and administrator to the Funds, Constellation Investment Management Company, L.P. (CIMCO), has entered into an agreement to sell substantially all of its assets to Touchstone Advisors, Inc., a subsidiary of the Western & Southern Financial Group (Touchstone). The transaction is expected to close in February 2006.

The Board of Trustees of the Funds has, in connection with this transaction, approved a new investment advisory agreement with Touchstone that is substantially similar to that currently in place with CIMCO. The Board also approved new investment sub-advisory agreements on behalf of the Funds between Touchstone and the firms that currently sub-advise one or more of the Funds in the Constellation Funds family, which sub-advisory agreements are substantially similar to those currently in place between CIMCO and the various sub-advisory firms. There are not expected to be any changes to the Funds' portfolio management teams or investment strategies.

The Board of Trustees has called a meeting of the Funds' shareholders for February 10, 2006 to vote on these and other, related matters. Shareholders of record as of December 1, 2005 will be eligible to vote at the meeting.
















               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE